SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Pinnacle Data Systems, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PINNACLE DATA SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 9, 2011

To the Shareholders of

PINNACLE DATA SYSTEMS, INC.

The Annual Meeting of Shareholders of Pinnacle Data Systems, Inc., an Ohio corporation (the “Company”), will be held at the Company’s headquarters located at 6600 Port Road, Groveport, Ohio 43125 on Monday, May 9, 2011, at 9:00 a.m. local time, for the following purposes:

1.	To elect three Class I Directors.

2.	To amend the Pinnacle Data Systems, Inc. 2005 Equity Incentive Plan.

3.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The close of business on March 15, 2011 has been established as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

Please sign and return the enclosed proxy promptly so that your shares will be represented at the meeting. A return addressed envelope, which requires no postage, is enclosed. If you are able to attend the meeting, are the registered owner (in other words you do not hold your shares in street name), and wish to vote in person, at your request we will cancel your proxy.

By Order of the Board of Directors

/s/ Nicholas J. Tomashot
Nicholas J. Tomashot
Corporate Secretary

Groveport, Ohio

March 18, 2011

PINNACLE DATA SYSTEMS, INC.

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is being furnished to the holders of common shares, without par value, of the Company in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Company’s Annual Meeting of Shareholders. The Annual Meeting will be held at the Company’s headquarters at 6600 Port Road, Groveport, Ohio 43125 on Monday, May 9, 2011, at 9:00 a.m. local time, for the purposes set forth on the accompanying Notice of Annual Meeting.

The approximate date on which this proxy statement and the form of proxy will be first sent to shareholders is March 18, 2011. On such date, the proxy statement and annual report to shareholders will also be available to shareholders on the Company’s website at www.pinnacle.com in the “Investor Relations” section.

PROXIES AND VOTING

The close of business on March 15, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. On the record date, 7,864,349 common shares were outstanding and entitled to vote. Each share is entitled to one vote.

Only shareholders of record are entitled to vote. If you are a beneficial owner of the Company’s common shares, you must provide instructions on voting to your nominee holder. In most cases, this is your broker or its nominee, and is the person that sent you this proxy statement and other information. If you do not provide your nominee holder with instructions, the nominee holder is entitled to vote your shares on routine matters. However, under the current rules of the New York Stock Exchange (the “NYSE”), the director elections to be voted on at the Annual Meeting and the approval of the amendment to the Company’s 2005 Equity Incentive Plan are considered non-routine. Therefore, nominee holders who are members of the NYSE are prohibited from giving a proxy to vote shares held in street name without specific instructions from the beneficial owner. We encourage you to provide voting instructions to your nominee holder by completing the voting instruction card or proxy that it provides to you.

All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. If no choices are indicated on a properly executed proxy, the shares represented by that proxy will be voted in favor of the Company’s nominees for directors and in favor of the other proposals contained in this proxy statement. The record owner may revoke any proxy at any time prior to its exercise by delivering to the Company a subsequently dated proxy or by giving notice of revocation to the Company in writing or in person at the Annual Meeting. A shareholder’s presence at the Annual Meeting will not by itself revoke the proxy.

The shareholders of record that are present at the Annual Meeting, whether in person or by proxy, will constitute a quorum. Consequently, the Company need not count abstentions or broker non-votes to determine whether a quorum is present. A “broker non-vote” is a term used to describe a vote that a broker or other record owner that holds shares in street name is not authorized to cast because the broker has not received voting instructions from its customer, the beneficial owner, and does not have discretion to vote without such instructions or, if the broker does have such discretion, does not cast.

Two different voting standards apply to the proposals set forth in the accompanying Notice of Annual Meeting.

Directors are elected by a plurality of votes, and thus the nominees who receive the highest number of votes cast will be elected (shareholders do not have the right to cumulate their votes in electing directors). As a result, assuming the nominees for director named in this proxy statement receive at least one vote and there is no competing slate of directors proposed for election, abstentions and broker non-votes will not have any effect on the election of directors.

Proposal 2 must be approved by an affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. As a result, abstentions and broker non-votes will not have any effect on the outcome of the votes cast at the Annual Meeting.

PROPOSAL ONE: ELECTION OF DIRECTORS

At the Annual Meeting, all shares represented by proxies, unless otherwise specified, will be voted to elect the three Class I Directors nominated below to a two-year term expiring in 2013. Each of the nominees presently is a director of the Company, and each of the nominees has consented to be named in this proxy statement and to serve if elected.

The number of Class I and Class II Directors has been fixed at four each. Proxies cannot be voted at the Annual Meeting for a greater number of individuals than the three nominees named in this proxy statement. The following is information about the three individuals nominated by the Board of Directors for election as Class I Directors, including each such nominee’s particular experience, qualifications, attributes or skills that led the Board of Directors to conclude that the nominee should serve as a director:

Class I Directors

(Nominees for Election)

Name	Age	Position	First Year as Director
Carl J. Aschinger, Jr.	72	Director	2004

Benjamin Brussell	50	Director, Chair of the Audit Committee	2006

Hugh C. Cathey	60	Director and Chair of the Compensation Committee	2001

Carl J. Aschinger, Jr. is the Chairman of CSC Worldwide, a manufacturer of store fixtures for the supermarket, food service and specialty retail marketplace. Mr. Aschinger has served as a senior officer of CSC Worldwide for 37 years. Other directorships within the past five years include Neoprobe Corporation. Mr. Aschinger brings particular expertise to the Board of Directors in the areas of corporate governance, organizational development, marketing and strategic planning. For these reasons, in addition to his past service as an independent director and chair of the audit committee, Mr. Aschinger has been nominated to serve an additional term on the Board of Directors.

Benjamin Brussell has been the President of Generation Management Company in Boulder, Colorado, since 2001. From 1998 to 2001, Mr. Brussell served as Vice President, Corporate Development of Plantronics, a manufacturer of communications products. From 1990 to 1998, he served in various positions with Storage Technology Corporation, a manufacturer of data storage systems, most recently serving as Vice President of Corporate Development. Mr. Brussell brings particular expertise to the Board of Directors in the areas of corporate governance, international business, investor relations, capital markets and the technology industry. For these reasons, in addition to his past service as an independent director and the fact that he has been determined to be an audit committee financial expert, Mr. Brussell has been nominated to serve an additional term on the Board of Directors.

Hugh C. Cathey has been a principal of Columbus-Partners, a provider of management and financial services to early-stage telecom and software companies, since 2002. Mr. Cathey was the President of the Western Region for Qwest Communications International’s local exchange telecommunications business from 2000 to 2002. From 1996 to 2000, Mr. Cathey was the President of Nextlink Ohio, a publicly traded competitive local exchange company. Other directorships within the past five years include Communications Options, Inc. and TCLogic, LLC. Mr. Cathey brings particular expertise to the Board of Directors in the areas of corporate governance, capital markets, organizational development, marketing, strategic planning and the technology industry. For these reasons, in addition to his past service as an independent director, Mr. Cathey has been nominated to serve an additional term on the Board of Directors.

The following is information about directors whose terms of office continue after the Annual Meeting, including each such director’s particular experience, qualifications, attributes or skills that led the Board of Directors to conclude that each such individual should continue to serve as a director:

Class II Directors

(Terms Expiring in 2012)

Name	Age	Position	First Year as Director
John D. Bair	45	Chairman of the Board of Directors, President, Chief Executive Officer, and Chief Technology and Innovation Officer	1989

Thomas M. O’Leary	67	Director and Chair of the Governance and Nominating Committee	1996

Ralph V. Roberts	63	Director	2008

John D. Bair is a Company co-founder and was reappointed President and Chief Executive Officer in October 2009. Mr. Bair has served as the Company’s Chief Technology and Innovation Officer since 2006. Mr. Bair has served as a director since the Company’s inception and as Chairman of the Board of Directors since 1996. Mr. Bair was Chief Executive Officer from 1996 to 2006 and President from 1998 to 2004. From 1989 to 1998, Mr. Bair served as Corporate Secretary. Mr. Bair holds a Bachelor of Science degree in Computer and Information Science from the College of Engineering at The Ohio State University. Mr. Bair brings particular expertise to the Board of Directors in the areas of engineering, design, operations, strategic planning and the technology industry. For these reasons, in addition to his past service as a director, Mr. Bair should continue to serve on the Board.

Thomas M. O’Leary retired from AT&T Corp./Lucent Technologies, Inc. in 1996. Mr. O’Leary has been a business consultant since 1996. Mr. O’Leary brings particular expertise to the Board of Directors in the areas of operations, strategic planning, marketing and the technology industry. For these reasons, in addition to his past service as an independent director, Mr. O’Leary should continue to serve on the Board.

Ralph V. Roberts is the Senior Vice President of Marketing for Worthington Industries, Inc., a global steel processor and manufacturer of metals related products, and has held such position since 2001. Mr. Roberts also serves as President of Worthington Integrated Building Systems, LLC, a subsidiary of Worthington Industries. Mr. Roberts brings particular expertise to the Board of Directors in the areas of capital markets, organizational development, strategic planning, marketing and international business. For these reasons, in addition to his past service as an independent director, Mr. Roberts should continue to serve on the Board.

On August 30, 2010, Michael R. Sayre resigned from the Board of Directors effective October 9, 2010. Mr. Sayre served as a Class II director.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

The Board of Directors held eight meetings and took action by written consent three times during 2010. A majority of the Board of Directors is independent, as required by and defined in applicable listing standards of NYSE Amex. The independent directors include Carl J. Aschinger Jr., Benjamin Brussell, Hugh C. Cathey, Thomas M. O’Leary and Ralph V. Roberts. The Board has affirmatively determined that none of the directors, other than John D. Bair, has a material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of such directors. For such independent directors, there were no transactions, relationships or arrangements not disclosed in the section of this proxy entitled “Certain Relationships and Related Transactions” considered by the Board in determining such independence. All but one director attended all of the aggregate meetings of the Board of Directors during the time such individual was a director, and of the committees on which such director served during the time such director was a member of such committee. The Board of Directors has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. The Board has no other standing committees. On July 30, 2003, the Board adopted the Code of Business Conduct and Ethics and Conflict of Interests Policy for officers and the Board of Directors, which was amended by the Board on June 1, 2004 in accordance with applicable listing standards of NYSE Amex to be applicable to all directors, officers and employees of the Company. The Board reviewed and updated the Code of Business Conduct and Ethics and Conflict of Interests Policy on December 14, 2010. On February 24, 2009, the Board adopted the Corporate Governance Guidelines, which, along with the charters of the committees of the Board of Directors, describe the framework for governance of the Company. The Board reviewed and updated the Corporate Governance Guidelines on March 2, 2011. A copy of the amended Code of Business Conduct and Ethics and Conflict of Interests Policy and the Corporate Governance Guidelines are available on the Company’s website at www.pinnacle.com in the “Investor Relations” section.

Annual Meeting Attendance

The Company does not have a formal policy regarding the attendance by members of the Board of Directors at its annual meetings of shareholders, although attendance of each director nominee is required and all Board members are encouraged to attend. Last year, all but one director attended the 2010 Annual Meeting of Shareholders.

Committees of the Board

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. They are the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. Each of these committees is comprised solely of non-employee, independent directors, as required by and defined in applicable listing standards of NYSE Amex. The Corporate Governance Guidelines adopted by the Board of Directors and the charters for all Committees are available on the Company’s website at www.pinnacle.com in the “Investor Relations” section. The guidelines and charters also are available in print to any shareholder who requests them.

The Board recently evaluated its committee structure and the composition of each committee in light of the relatively small size of the Company and the number of its independent directors. As a result of such evaluation, the Board decided to eliminate the Finance and Transactions Committee as a standing committee of the Board, rotate certain Board members among the committees, and reduce the number of members serving on the Compensation Committee and the Governance and Nominating Committee. The Board may decide to form an ad hoc Finance and Transactions Committee should future circumstances develop for which doing so would be appropriate. The Board believes such actions are consistent with good corporate governance practices and that member participation on each committee will increase as a result. In addition, the Board believes that the interactive nature of the Board given its size mitigates concerns related to the decrease in size of any committee. Accordingly, the Board has amended the charters of each of the respective committees to reflect these structural changes. Copies of the amended charters of the Compensation Committee and Governance and Nominating Committee are attached to this proxy statement in their entirety as Appendix A and Appendix B, respectively.

The table below shows the membership for each of the standing Board committees, effective as of March 2, 2011.

Audit Committee	Compensation Committee	Governance and Nominating Committee
Carl J. Aschinger Jr.	Hugh C. Cathey*	Carl J. Aschinger Jr.
Benjamin Brussell*	Ralph V. Roberts	Thomas M. O’Leary*
Hugh C. Cathey

*	Committee Chair

The Board of Directors established an Audit Committee in June 2000, the functions of which are described below in the Audit Committee Report. The Board of Directors has determined that Mr. Brussell is an “audit committee financial expert” as defined by the United States Securities and Exchange Commission (“SEC”). The Audit Committee held four meetings during 2010.

The Board of Directors established a Compensation Committee in December 1999. The Compensation Committee was established to administer the Company’s compensation programs with respect to its executive management, including the CEO and executives carrying titles of Vice President or higher and reporting directly to the CEO. This includes reviewing executive compensation programs, approving compensation levels and performance targets, reviewing management performance, and approving final executive bonus distributions. The Company and the Committee believe that compensation paid to executive officers should be closely aligned with the performance of the Company on both a short-term and long-term basis, and that such compensation should assist the Company in attracting and retaining key executives critical to the Company’s long-term success. The Compensation Committee held three meetings during 2010.

The Board of Directors established a Governance and Nominating Committee in December 2006. The Governance and Nominating Committee identifies director candidates, reviews the qualifications and experience of each person to be considered as a nominee for election or reelection as a director, and recommends director nominees to fill vacancies on the Board and for approval by the Board of Directors and the shareholders. The Governance and Nominating Committee also develops the Company’s corporate governance guidelines and procedures, monitors developments in corporate governance principles and standards and makes recommendations to the Board in light of developments or changes deemed appropriate. The Governance and Nominating Committee held two meetings during 2010.

The Nomination Process

The Governance and Nominating Committee recognizes that no individual will meet all of the criteria below, but it is such Committee’s expectation that the collective Board of Directors will meet the depth and breadth of the following criteria:

•	Demonstrated personal integrity that avoids conflicts of interest and undue influence by external parties in executing board responsibilities;

•	The capacity and desire to represent the balanced, best interests of the shareholders of the Company as a whole and not primarily a special interest group or constituency;

•	Demonstrated ability to be objective in reaching decisions and disciplined in carrying a demanding workload;

•	The ability to meet the time commitment of active Board membership, which will be no less than ten working days per year;

•	The ability to evaluate the Company’s financial and operating reports and to analyze the Company’s financial position;

•	A commitment to the Company and the values of the Company;

•	Knowledge of the Company’s core business and

•	Experience in and/or relationships within the Company’s industry or industries with which it deals or proposes to deal;

•	Compatibility with existing board, management and the Company’s corporate culture;

•	Ownership of shares of the Company or willingness to become an owner of shares consistent with the Company’s guidelines;

•

Knowledge of at least one functional area of board responsibility, such as operations, strategic planning, international business, marketing, capital markets, public/investor relations, legal, organizational development and/or human resource management;

•	Experience in corporate governance, such as experience as an officer or director of one or more publicly held companies;

•	Adequate business acumen and experience;

•	Status as a “financial expert” and “financially sophisticated” (with respect to any potential audit committee financial expert) as defined in applicable SEC rules and NYSE Amex listing standards;

•	An addition to the diversity of background and experience of the board, including with respect to age, gender, race, place of residence and specialized experience;

•

Understanding of the legal framework governing corporations, sensitivity to the public responsibilities of corporations, and awareness of changing business conditions, technologies, markets, trends and opportunities; and

•

A reputation, a position, or an affiliation befitting a director of a publicly held company, and an active engagement in an occupation or profession or an otherwise regular involvement in the business, professional or academic community.

When identifying and evaluating nominees for new directors, the Governance and Nominating Committee will first determine whether the nominee must or should be independent, which determination will be based upon the Company’s corporate governance documents, applicable securities laws, the rules and regulations of the SEC, applicable NYSE Amex rules, and the advice of counsel, if necessary. Neither the Board of Directors nor the Governance and Nominating Committee has adopted a formal policy with regard to diversity when evaluating candidates for election to the Board of Directors. However, as part of the nomination process, the Committee will consider diversity in professional background, experience, expertise, perspective, age, gender and ethnicity with respect to Board composition as a whole. The Committee does not assign specific weight to particular criteria, nor is any nominee chosen or excluded based on race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. The Committee will then use the Board of Directors’ network of contacts to compile a list of potential candidates. The Committee may use a third party to identify or evaluate potential nominees. The Committee will recommend candidates to the Board of Directors, and the Board of Directors will meet to discuss and consider such candidates’ qualifications and choose a candidate by majority vote.

The Company will consider director candidates recommended by shareholders provided the procedures set forth below are followed by shareholders in submitting recommendations. The Company does not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based upon the source of the director nomination. Any shareholder wishing to present a nomination for the office of director must do so in writing delivered to the Company’s Secretary at 6600 Port Road, Columbus, Ohio 43125, at least 120 days prior to the first anniversary of the date in the preceding year upon which proxy materials were first mailed to shareholders. Each written nomination must set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) the class and number of shares of the Company which are beneficially owned by such shareholder and the person to be nominated as of the date of such shareholder’s notice and by any other shareholders known by such shareholder to be supporting such nominees as of the date of such shareholder’s notice; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as a director of the Company if so elected.

The director nominees for fiscal year 2011 (Carl J. Achinger, Jr., Benjamin Brussell and Hugh C. Cathey) are incumbent directors, and each has been unanimously approved by the independent directors.

Board Leadership Structure

The current leadership structure of the Company provides for the combination of the roles of the Chief Executive Officer and the Chairman of the Board of Directors. Given the Company’s size, the nature of its business and the need for both a strong business and technical knowledge base in its decision making, the Company believes that the combination of these roles is the most effective approach. The Company also believes that the combination of the roles of the Chief Executive Officer and the Chairman of the Board of Directors is appropriate in light of the independent oversight of the Board. Although the Board has not designated a lead independent director, the Company has a long history of strong independent directors, with five of the six current members of the Board being independent. In addition, all of the Board’s committees are comprised solely of independent directors. The Board regularly reviews the Company’s leadership structure and reserves the right to alter the structure as it deems appropriate.

The Board’s Role in Risk Oversight

The Board of Directors primarily is responsible for assessing and managing the Company’s risk exposure and does so directly and through each of its Committees. The Board of Directors and each of its committees regularly discuss with management the Company’s major risk exposures, the potential financial impact such risks may have on the Company, and the steps the Company must take to manage any such risks. The Company believes that this is an effective approach for addressing the risks faced and that the Company’s Board leadership structure, which combines the roles of the Chief Executive Officer and the Chairman of the Board of Directors, also supports this approach by providing a greater link between the Board and management.

PROPOSAL TWO: APPROVAL AND ADOPTION OF

AN AMENDMENT TO THE COMPANY’S

2005 EQUITY INCENTIVE PLAN

At the Annual Meeting, the Company will submit to shareholders a proposal to adopt an amendment to the Pinnacle Data Systems, Inc. 2005 Equity Incentive Plan (the “2005 Plan”) to include non-employee directors as eligible recipients of equity incentive grants (other than incentive stock options, but including non-statutory stock options) under the 2005 Plan. The reason for the amendment is that the Company’s 2000 Directors Stock Option Plan (the “Directors Plan”) expired by its terms on March 22, 2010, and the Company desires to continue to be able to make certain equity incentive grants to its non-employee directors consistent with past practice and otherwise in such manner as the Board may periodically determine.

The Board of Directors has unanimously approved the adoption of the amendment to the 2005 Plan, subject to the approval and adoption of the amendment to the 2005 Plan by the shareholders. The following is a summary of the principal features of the 2005 Plan, including as proposed to be amended by that certain First Amendment to the 2005 Plan, a copy of which is attached to this Proxy Statement in its entirety as Exhibit A. The summary is qualified in its entirety by reference to the 2005 Plan itself, as amended, which is attached to this proxy statement in its entirety as Exhibit B. If you vote in favor of adopting the 2005 Plan, as amended, your vote will constitute approval of all of the terms of the 2005 Plan, as amended.

Purpose

The purpose of the amendment is to include non-employee directors as eligible recipients of equity incentive grants under the 2005 Plan (other than incentive stock options, but including non-statutory stock options). The 2005 Plan is intended to facilitate the Company’s ability to (a) attract and retain the best available personnel for positions of substantial responsibility for the success of the Company’s business and align their interests with those of the Company’s shareholders; (b) provide additional incentive to employees, directors and consultants who render services to the Company and align their interests with the success of the Company’s business; and (c) help finance incentive compensation and make it dependent upon the success of the Company’s business.

General

The 2005 Plan, including as amended by the proposed amendment, permits the grant of stock options, restricted stock, restricted stock units and stock appreciation rights (each an “Award” and collectively, “Awards”) to eligible participants of the 2005 Plan. The total number of shares of the Company’s common stock eligible for Awards granted under the 2005 Plan is 2,000,000 shares, plus (a) any shares reserved but not issued under the Company’s 1995 Stock Option Plan (the “1995 Plan”), which as of December 31, 2004 was 388,250 shares; (b) any shares returned to the 1995 Plan as a result of termination of awards or repurchase of shares issued under the 1995 Plan; and (c) an annual increase to be added on the last day of each fiscal year beginning in 2005. The annual increase will be the lesser of (i) 5% of the Company’s total outstanding shares on such date, or (ii) a lesser amount determined by the Board of Directors. As of December 31, 2010, the number of the Company’s total outstanding shares was 7,864,349. If an Award expires, becomes unexercisable or is surrendered without having been fully exercised or vested, the unvested or cancelled shares underlying the Award will be available again for Awards granted under the 2005 Plan.

Administration of the 2005 Plan

The 2005 Plan is to be administered by the Board of Directors or by a committee of Directors appointed by the full Board of Directors (the “Administrator”). To the extent that the Administrator determines that it is desirable to qualify Awards granted under the 2005 Plan as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”), the 2005 Plan shall be administered by a committee consisting of two or more “outside directors” within the meaning of Section 162(m) of the Code.

Subject to the specific terms of the 2005 Plan, the Administrator has the authority, at its discretion, to: (i) determine the officers, directors, employees and consultants who shall be granted Awards, (ii) determine and set the terms and conditions of all Awards under the 2005 Plan, (iii) construe and interpret the terms of the 2005 Plan and Awards granted pursuant to it, and (iv) make all other determinations deemed necessary or advisable for administering the 2005 Plan. The Administrator may amend, suspend or terminate the 2005 Plan at any time and for any reason. However, material amendments to the 2005 Plan must be approved by the Company’s shareholders to the extent required under applicable requirements relating to the administration of equity-based awards under United States state corporate laws, United States federal and state securities laws, the Code, any stock exchange or automated quotation system on which the Company’s common stock is listed or quoted, and applicable laws of any foreign country or jurisdiction where Awards are or will be granted under the 2005 Plan. In no event will the term of the 2005 Plan extend beyond the tenth anniversary of the effective date of the 2005 Plan.

Eligibility to Receive Awards

Under the 2005 Plan (as amended), Awards may be granted by the Administrator to directors, officers, employees (including management employees), or consultants who provide services to the Company, whether on a paid or unpaid basis. Currently, the estimated number of eligible participants is approximately 125 persons. The actual number of employees and consultants who will receive Awards under the 2005 Plan cannot be determined because eligibility for participation in the 2005 Plan is at the discretion of the Administrator.

No participant may receive Awards to purchase more than 250,000 shares in any fiscal year. Further, incentive stock options may be granted only to employees of the Company. Non-employee directors are not considered employees of the Company and are therefore not eligible to receive Awards of incentive stock options.

Options

The Administrator may grant incentive stock options, which may entitle the holder to favorable tax treatment (described below, under the heading “Federal Income Tax Considerations”), and/or nonstatutory stock options. The number of shares covered by each option grant is determined by the Administrator (subject to a per-recipient limit of 250,000 shares in any fiscal year), as is the term of the option, any waiting periods and other conditions on exercise, and the option exercise price. The Administrator has the discretion to determine whether an option will be an incentive stock option or a nonstatutory stock option, although to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year exceed $100,000, such options shall be treated as nonstatutory stock options.

With respect to exercise price, in the case of an incentive stock option that is granted to an employee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company, the exercise price must be no less than 110% of the fair market value of the Company’s common stock on the date of grant. Further, in the case of an incentive stock option granted to any other employee, the exercise price must be no less than 100% of the fair market value of the Company’s common stock on the date of the grant.

Restricted Stock and Restricted Stock Units

The Administrator may also grant Awards consisting of shares of restricted stock or units of restricted stock. Restricted stock is a share of the Company’s common stock that is subject to a vesting schedule and to the Company’s right to repurchase such share of restricted stock. A restricted stock unit is a contractual right to receive restricted stock at some future point. The number of shares of restricted stock or restricted stock units is determined by the Administrator (subject to a per-recipient limit of 250,000 shares of restricted stock or restricted stock units for shares of restricted stock), as is the vesting schedule for such restricted stock and the lapsing, if any, of the Company’s right to repurchase such shares of restricted stock.

Each restricted stock unit or share of restricted stock granted pursuant to an Award will be subject to the Company’s right to repurchase the unvested shares of restricted stock held by a participant. The repurchase right shall be exercisable upon the voluntary or involuntary termination of the participant’s relationship with the Company for any reason, including death or disability. The purchase price for shares repurchased pursuant to this repurchase right shall be the original purchase price paid for the shares, if any, paid by the participant.

A participant holding restricted stock will have the rights equivalent to those of a shareholder and may exercise full voting powers with respect to the restricted stock during the restriction period. If the Administrator so determines, each participant holding restricted stock may be credited with regular cash dividends paid with respect to the underlying shares.

Stock Appreciation Rights

The Administrator may grant stock appreciation rights, pursuant to which a participant is granted the right to receive, in the form of Company common stock, the appreciation in the value of the Company’s common stock above the “base value” of the stock appreciation right (an “SAR”). While the Administrator has the sole discretion to determine the terms and conditions of SARs granted under the 2005 Plan, the base value of an SAR may not be less than 100% of the fair market value of a share of Company common stock on the date of grant of the SAR. The Administrator also has the discretion to determine the number, terms and conditions of an SAR (subject to a per-recipient limit of 250,000 shares of Company common stock underlying an SAR).

Expiration, Termination and Acceleration

Awards become exercisable and terminate at the times and on the terms established by the Administrator, including any performance-based restrictions on Awards, but incentive stock options generally may not expire later than 10 years after the date of grant. Any Award granted under the 2005 Plan will terminate automatically upon the termination of the participant’s status as an employee, non-employee director or consultant if such Award (or portion thereof) is not vested as of the date of termination. To the extent that an Award is vested as of the date of termination, such former employee, non-employee director or consultant may exercise its Award within three months following the date of termination (12 months in the case of termination as a result of disability or death) or a lesser period as had been specified by the Administrator.

The Administrator is authorized by the 2005 Plan to determine any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of common stock relating to such Award, based in each case on such factors as the Administrator, in its sole discretion, shall determine.

Transferability of Awards

Unless otherwise approved by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent or distribution. Awards may be exercised, during the lifetime of the participant, only by the participant.

Federal Income Tax Considerations

Based upon the Company’s application of current federal income tax laws, the federal income tax consequences of the issuance and exercise of options under the 2005 Plan to the participant and to the Company are as follows.

Upon the exercise of a non-statutory option, the excess of the fair market value of the shares on the date of exercise over the exercise price is ordinary compensation income to the option holder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, respectively, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

Generally, no ordinary taxable income is recognized upon the exercise of incentive stock options. The tax basis of the shares acquired will be the exercise price. To receive this favorable tax treatment, shares acquired pursuant to the exercise of incentive stock options may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date. If the shares are disposed of before the end of these holding periods, the amount of value that equals the lesser of the difference between the fair market value on the exercise date and the exercise price or the difference between the sales price and the exercise price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the holding periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss, respectively.

All Awards granted under the 2005 Plan may be exercised with payment either in cash, or if authorized in advance by the Administrator, in previously-owned shares of Company common stock at their then-fair market value (provided such shares have been owned by the participant for more than six months), or a combination of both. When previously owned shares are used to purchase new shares upon the exercise of incentive stock options or non-statutory stock options, no gain or loss is recognized by the option holder if the total value of the old shares surrendered is not more than the total value of all of the new shares received. If, as would usually be the case, the value of the new shares exceeds the value of the old shares, the excess amount is not ordinary taxable income to the option holder, if the option exercised is an incentive stock option and the holding periods discussed above are met for the old shares at the time of exercise. The new shares would also be subject to the holding periods discussed above. On the other hand, if the option exercised is a non-statutory stock option, the excess amount is taxable as ordinary income.

Awards may also be exercised with payment in the form of consideration received by the Company under a cashless exercise program implemented by the Company in connection with the 2005 Plan. Exercise with payment in this form of consideration will generally not be available to executive officers of the Company. Undertaking a cashless exercise in conjunction with the exercise of an incentive stock option results in a disqualifying disposition of those shares before the end of the holding periods and causes the participant to recognize ordinary income for those incentive stock options that are sold to effect the cashless exercise.

No tax deduction is available to the Company in connection with the exercise of incentive stock options if the holding periods discussed above are met. The Company, however, is entitled to a tax deduction in connection with the exercise of incentive stock options if the holding periods are not met, in an amount equal to the ordinary income recognized by the participant (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations). The Company is entitled to a tax deduction in connection with a non-statutory stock option equal to the ordinary income recognized by the participant (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to certain “covered officers”, as defined in Section 162(m). The general rule is that compensation paid to any covered officer will be deductible by the Company only to the extent that it does not exceed $1,000,000 or qualifies as performance-based compensation under Section 162(m).

This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the 2005 Plan, including as amended by the amendment. A participant should consult his or her own personal tax advisor to determine the particular tax consequences of the 2005 Plan, including the application and effect of any applicable foreign, state and local taxes, and any changes in the tax laws after the date of this proxy statement.

Grants to Non-Employee Directors

Subject to the approval of the amendment to the 2005 Plan by the Company’s shareholders at the Annual Meeting, the Board of Directors, upon recommendation of the Compensation Committee, intends to grant non-statutory options to the non-employee (outside) directors in accordance with the following table, which options shall vest one year from the grant date:

New Plan Benefits

Name and Positions	Dollar Value ($)(1)	Number of Units(2)
50,000

(1)

Because the 2005 Plan requires that the exercise price for these options must be no less than the market price of the Company’s stock on the date of grant, the dollar value of the grants is not able to be determined, as they will have a value of $0 on the date of grant.

(2)

The number of non-statutory options granted will include a currently undetermined number of options that are intended to account for any differences in value from the 2010 annual outside directors grants that were not made in 2010 as a result of the expiration of the Directors Plan. The Company anticipates that each director will be granted 5,000 shares for both 2010 and 2011, for a total of 50,000 options granted.

Outstanding Options

The following table summarizes the Company’s outstanding stock options for the year ended December 31, 2010:

	2005 Plan		Directors Plan
	Stock Options	Weighted Average Exercise Price	Stock Options	Weighted Average Exercise Price
Outstanding, beginning of year	1,937,300	$1.99	190,000	$1.84
Granted	421,000	1.17	—	—
Exercised	(39,250)	0.51	—	—
Forfeited	(996,650)	2.03	—	—
Expired	(19,800)	3.94	(10,000)	3.88

Outstanding, end of year	1,302,600	1.28	180,000	1.73

Required Vote

An affirmative vote of a majority of the votes cast at the annual meeting is required for the approval of the amendment to the 2005 Plan. If shareholder approval is not obtained, then the amendment to the 2005 Plan will not become effective.

Our Board of Directors recommends that the shareholders vote FOR the approval of the adoption of the amendment to the 2005 Equity Incentive Plan.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. All members of the Committee are independent, as required by applicable listing standards of NYSE Amex and by applicable laws and rules of the SEC. The Committee operates pursuant to a charter that was last amended and restated by the Board of Directors on January 30, 2003. The charter imposes on the Audit Committee the duties and responsibilities imposed upon audit committees generally by applicable legal requirements and regulations, particularly those contained in the Sarbanes-Oxley Act of 2002 (“SOX”) and the SEC rules promulgated pursuant to SOX. As set forth in the charter, management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited consolidated financial statements contained in the Annual Report on Form 10-K for the Company’s 2010 fiscal year, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standard, AU 380). The Audit Committee also reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited consolidated financial statements with accounting principles generally accepted in the United States (“U.S. GAAP”), its judgments as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, and has discussed the independent registered public accounting firm’s independence from management and the Company.

The Audit Committee discussed with the Company’s Chief Financial Officer and the independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the aspect of auditor independence. Members of the Committee rely without independent verification on the information provided to them in the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with U.S. GAAP or that the Company’s independent registered public accounting firm is in fact independent.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the 2010 fiscal year for filing with the SEC. Consistent with the Board of Directors’ commitment to good corporate governance practices, the Committee will make a recommendation to the Board of Directors regarding the selection of the Company’s independent registered public accounting firm for the 2011 fiscal year after the Company’s required securities filings for the year ended December 31, 2010 are completed.

Submitted by the Audit Committee:

Carl J. Aschinger, Jr., Chair

Benjamin Brussell

Thomas M. O’Leary

Executive Officers

The following table summarizes information regarding the current executive officers of the Company.

Name	Age	Position
John D. Bair	45	President, Chief Executive Officer, Chief Technology and Innovation Officer, and Chairman of the Board of Directors

Timothy J. Harper	41	Chief Operating Officer

Nicholas J. Tomashot	47	Chief Financial Officer, Treasurer and Corporate Secretary

John D. Bair is a Company co-founder and was reappointed President and Chief Executive Officer in October 2009. Mr. Bair has served as the Company’s Chief Technology and Innovation Officer since 2006. Mr. Bair has served as a director since the Company’s inception and as Chairman of the Board of Directors since 1996. Mr. Bair was Chief Executive Officer from 1996 to 2006 and President from 1998 to 2004. From 1989 to 1998, Mr. Bair served as Corporate Secretary. Mr. Bair holds a Bachelor of Science degree in Computer and Information Science from the College of Engineering at The Ohio State University.

Timothy J. Harper has served as the Company’s Chief Operating Officer since October 2009. Mr. Harper previously served as Vice President, Services Group, Operations and Logistics since February 2009. Prior to that time, Mr. Harper served as Vice President, Global Operations and Logistics since joining the Company in 2007. Prior to joining the Company, Mr. Harper held various executive positions with Alcatel-Lucent Global Supply Chain and Worldwide Services Divisions. Mr. Harper’s most recent positions included Director of Electronic Manufacturing Services from 2006 to 2007, Director of Worldwide Services for the Caribbean and Latin America Region from 2005 to 2006, and Director of Major Accounts Mobility from 2003 to 2005. Mr. Harper holds a Bachelor of Science in Business Administration from The Ohio State University and a Master’s in Business Administration from Capital University.

Nicholas J. Tomashot has served as the Company’s Chief Financial Officer, Treasurer and Corporate Secretary since joining the Company in April 2008. Prior to joining the Company, Mr. Tomashot served as Vice President Operations Finance – Thailand from 2004 to 2008 and as Vice President of Finance for Innovex, Inc. from 2001 to 2004. Mr. Tomashot holds a Bachelor of Science degree in Finance from The Ohio State University and a Master’s in Business Administration from the Duke University Fuqua School of Business.

Executive Compensation

Summary Compensation Table

The following table summarizes compensation information of the Company’s executive officers for the fiscal years ended December 31:

Name & Principal Positions	Year	Salary ($)	Bonus ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
John D. Bair	2010	$245,000	$—	$111,290	$9,588	$365,878
President, Chief Executive Officer, Chief Technology and Innovation Officer, and Chairman of the Board of Directors	2009	$235,000	$—	$3,652	$5,455	$244,107

Timothy J. Harper	2010	$200,000	$—	$13,831	$3,974	$217,805
Chief Operating Officer	2009	$169,000	$—	$3,652	$240	$172,892

Nicholas J. Tomashot	2010	$180,000	$—	$—	$3,864	$183,864
Chief Financial Officer, Treasurer and Corporate Secretary	2009	$172,000	$—	$3,652	$360	$176,012

Michael R. Sayre (4)	2010	$275,000	$—	$—	$11,658	$286,658
Former President and Chief Executive Officer	2009	$239,000	$—	$3,652	$3,492	$246,144

(1)	There were no bonus amounts awarded for the reported years.
(2)

The value of the stock option awards in this column equals the aggregate grant date fair value of stock options granted by the Company in the reported year. For a discussion of relevant assumptions used in the calculation of the fair value of the stock options on grant date and current year expense in accordance with U.S. GAAP, see Note 11 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

(3)

Mr. Bair received $3,577, Mr. Harper received $3,734 and Mr. Tomashot received $3,504 for matching and profit sharing contributions earned and payable pursuant to the Company’s defined contribution plan. Mr. Bair received $5,772 in 2010 and $5,215 in 2009 for a term life insurance policy in which his spouse is the beneficiary. Premiums paid for group term life insurance on behalf of Mr. Bair, Mr. Harper and Mr. Tomashot were $240, $240 and $360, respectively, in 2010 and 2009.

(4)

On October 30, 2009, in connection with restructuring measures to provide for a reduction in operating expenses and to further increase the efficiency of the Company’s operations, and upon the recommendation of senior management, the Board of Directors decided to terminate Michael R. Sayre from his positions as President and Chief Executive Officer of the Company, without cause. In accordance with his employment agreement, the Company provided Mr. Sayre with a 60-day notice of termination of his employment on October 30, 2009, and provided for the continuation of his base salary and fringe benefits for one year from the termination effective date of December 31, 2009. Mr. Sayre resigned from the Board of Directors effective October 9, 2010. Mr. Sayre received $11,106 in 2010 for accrued paid time off and $2,940 in 2009 for club membership dues. Premiums paid for group term life insurance on behalf of Mr. Sayre were $552 in 2010 and 2009.

Employment Agreements

The Company entered into employment agreements with John D. Bair, Chairman of the Board, President, Chief Executive Officer, and Chief Technology and Innovation Officer, and Timothy J. Harper, Chief Operating Officer, on November 30, 2009, and with Nicholas J. Tomashot, Chief Financial Officer, on December 31, 2008. These agreements expressed the Company’s and the respective employee’s desire to amend and restate in their entirety the prior agreements.

Except as specifically described below with respect to each employee regarding duties, compensation and fringe benefits, each of the employment agreements is identical as to the following material terms:

•	The term of each employment agreement is from the effective date of each agreement to May 1, 2012 unless earlier terminated by either party in accordance with the terms of the agreement.

•

The agreements provide for the respective employee’s entitlement to: (a) receive an incentive cash bonus based upon factors and formulae established by the Board or its Compensation Committee; (b) annual paid vacation days that must be used or forfeited by February 15 of the following year; (c) stock options in such quantities and at such exercise prices as may be established by the Board or an option committee; (d) long-term disability payments; (e) attendance at personal executive development or experiential learning seminars that also benefit the Company; and (f) such other fringe benefits and perquisites as may be provided generally for the Company’s executive management pursuant to policies established or changed from time to time by the Board.

•

The agreements may be terminated by the respective employee: (a) within six months of a change in control of the Company, in which case the employee shall be entitled to receive (i) continuation of his base salary and fringe benefits for six months; (ii) any bonus earned and/or accrued through the date of termination; and (iii) immediate vesting of 100% of the unvested stock options held by the employee, such options being exercisable for a period of at least 180 days following termination (subject to the Company, in its sole discretion, extending such period to up to one year following the date of termination); or (b) upon voluntary resignation with not less than 30 days written notice, in which case the employee shall be entitled to receive (i) base salary and fringe benefits through the date of resignation; (ii) any bonus earned and/or accrued through the date of resignation; and (iii) retention of the right to exercise any vested stock options in accordance with the plan under which such options were issued. In the event that the employee fails to provide at least 30 days advance written notice of his voluntary resignation, he shall not be entitled to any portion of the bonus described in clause (b) (ii) above.

•

The agreements may be terminated by the Company: (a) for cause, as defined, in which case the employee shall be entitled to receive only his base salary through the date of termination; (b) without cause, at any time with respect to Mr. Harper and Mr. Tomashot or upon not less than 60 days written notice with respect to Mr. Bair, in which case the employee shall be entitled to receive (i) continuation of his base salary and fringe benefits for 6 months; (ii) any bonus earned and/or accrued through the date of termination; and (iii) immediate vesting of 50% of the unvested stock options held by the employee, such options being exercisable for a period of at least 180 days following termination (subject to the Company, in its sole discretion, extending such period to up to one year following the date of termination); or (c) upon the death or long-term disability of the employee.

•

The agreements also provide for non-competition and non-solicitation covenants from the employee during the course of his employment and for one year after termination for any reason, and for a nondisclosure covenant from the employee during the course of his employment and indefinitely after termination.

•

The agreements include an assignment of intellectual property developed or conceived by the employee at any time during the term of his employment with the Company and for one year after termination for any reason.

Bair Employment Agreement

In addition to the material terms described above, the employment agreement with Mr. Bair provides for: (a) an annual minimum base salary, as determined and approved by the Compensation Committee, of $230,000; (b) payment of life insurance premiums on a $500,000 face amount whole life insurance policy; (c) reimbursement for attendance at a technical development seminar or training of his choice for up to three days during each year of the term of the employment agreement; and (d) continuation of his base salary and fringe benefits for one year upon termination for any reason, other than for cause.

Mr. Bair’s duties as President, Chief Executive Officer, and Chief Technology and Innovation Officer shall be: (a) responsibility for establishing and supervising the implementation of the business policies and operating programs, budgets, procedures and direction of the Company; (b) monitoring and evaluating the effectiveness of the management of the Company; (c) implementing strategic plans for the Company; (d) maintaining active oversight of developments in the Company’s key markets; (e) helping the Company identify new business opportunities; and (f) performing such other services as may be reasonably assigned to him from time to time by the Board of Directors.

Harper Employment Agreement

In addition to the material terms described above, the employment agreement with Mr. Harper provides for an annual minimum base salary, as determined and approved by the Compensation Committee, of $200,000.

Mr. Harper’s duties as Chief Operating Officer shall be: (a) responsibility for global sales; (b) establishing and supervising the implementation of the business policies, operating programs, budgets, forecasts, procedures and direction of the Operations, Logistics and Supply Chain groups; (c) developing and implementing strategic plans for those groups and the Company; (d) monitoring and evaluating the effectiveness of those groups in contributing to the attainment of the Company’s goals and objectives; and (e) such other services as may be reasonably assigned to him from time to time by the President and Chief Executive Officer.

Tomashot Employment Agreement

In addition to the material terms described above, the employment agreement with Mr. Tomashot provides for an annual minimum base salary, as determined and approved by the Compensation Committee, of $180,000.

Mr. Tomashot’s duties as Chief Financial Officer, Treasurer and Corporate Secretary shall be: (a) developing and directing the financial plans and policies of the Company; (b) establishing and maintaining generally accepted accounting practices and internal controls; (c) establishing and maintaining relationships with the financial community; (d) providing executive direction over the controller and accounting operations; (e) overseeing operations for treasury, budget and taxes; (f) supporting the Board as Treasurer and Corporate Secretary; and (g) performing such other duties as may be assigned to him from time to time by the President and Chief Executive Officer.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes information about option awards that have been granted to, but unexercised by, the CEO and named executive officers as of December 31, 2010:

	Option Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date
Name	Number Exercisable	Number Unexercisable
John D. Bair	150,000	—	$3.30	5/3/15
	7,500	17,500	$1.00	8/11/18
	7,500	15,000	$0.51	5/26/19
	—	300,000	$1.35	10/29/20
Timothy J. Harper	50,000	—	$1.45	3/17/18
	28,000	22,000	$1.90	5/16/18
	7,500	17,500	$1.00	8/11/18
	7,500	15,000	$0.51	5/26/19
	10,000	90,000	$0.60	3/5/20
Nicholas J. Tomashot	30,000	70,000	$1.00	8/11/18
	7,500	15,000	$0.51	5/26/19

Compensation Of Directors

Directors who are employees of the Company receive no separate compensation for their services as directors. The whole Board of Directors determines the compensation of the independent directors after receiving the recommendation of the CEO. Currently, independent directors receive a $2,000 quarterly retainer, a fee of $1,500 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $750 for each Compensation Committee, Finance and Transactions Committee, and Governance and Nominating Committee meeting attended. The Audit Committee Chair, who for the year ended December 31, 2010 was Mr. Aschinger, receives a fee of $3,500 per Audit Committee meeting. The Compensation Committee Chair, who for the year ended December 31, 2010 was Mr. Cathey, and the Finance and Transactions Committee and the Governance and Nominating Committee Chair, who for the year ended December 31, 2010 was Mr. Brussell, receive a fee of $2,250 per meeting attended in which they chair. Each new independent director receives an initial grant of 20,000 stock options. Annually, each independent director is eligible to receive a grant of 5,000 stock options, which will be issued under the 2005 Plan if the proposed amendment is approved.

The table below summarizes the compensation paid by the Company to independent directors for the fiscal year ended December 31, 2010:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Carl J. Aschinger, Jr.	$28,250	$—	$28,250
Benjamin Brussell	$27,250	$—	$27,250
Hugh C. Cathey	$24,500	$—	$24,500
Thomas M. O’Leary	$22,500	$—	$22,500
Ralph V. Roberts	$17,000	$—	$17,000

(1)

There were no stock options granted to independent directors during 2010. As of December 31, 2010, each Director had the following number of options outstanding: Carl J. Aschinger, Jr., 38,000; Benjamin Brussell, 38,000; Hugh C. Cathey, 28,000; Thomas M. O’Leary, 48,000; and Ralph V. Roberts, 28,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file statements of beneficial ownership of the Company’s shares of common stock. Based on a review of the forms submitted to the Company during and with respect to its most recent fiscal year, no person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), failed to file, on a timely basis, reports required by section 16(a) of the Exchange Act during the Company’s most recent fiscal year.

Certain Relationships and Related Transactions

From January 1, 2010 to the date of this proxy statement, there have not been any transactions, and there are currently no proposed transactions, in which the amount involved exceeded $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years to which the Company was or is to be a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of the Company’s common stock or member of their immediate family had or will have a direct or indirect material interest, except as described above under “Employment Agreements.”

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to persons known by the Company to own beneficially more than 5% of its common shares:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Ownership
John D. Bair	1,314,344	(2)	16.4%
6600 Port Road
Groveport, OH 43125

First Wilshire Securities Management, Inc.	669,163	(3)	8.5%
Lake Street Fund LP
1224 East Green Street, Suite 200
Pasadena, CA 91106

(1)	Except as otherwise indicated below, the person listed above has the sole right to vote and to dispose of the common shares of the Company listed in his name.
(2)

Based on Schedule 13G dated February 1, 2011, as filed with the SEC by John D. Bair. Includes 165,000 shares that may be acquired by Mr. Bair upon the exercise of options that are currently exercisable or exercisable within 60 days of March 15, 2011, and 8,000 shares held by Joy S. Bair, the spouse of John D. Bair.

(3)	Based on Schedule 13G dated February 14, 2011, as filed with the SEC by Matthew Dunn.

Security Ownership of Management

The following table summarizes common shares of the Company owned by directors, nominees, each of the named executive officers, and all executive officers and directors as a group, as of March 15, 2011:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)		Percent of Ownership
Carl J. Aschinger, Jr.	62,100		*
John D. Bair	1,314,344	(3)	16.4%
Benjamin Brussell	38,000		*
Hugh C. Cathey	28,850		*
Timothy J. Harper	105,000		1.3%
Thomas M. O’Leary	111,000		1.4%
Ralph V. Roberts	28,000		*
Nicholas J. Tomashot	40,500		*
All directors and executive officers (8 persons)	1,727,794		21.6%

*	Less than one percent.
(1)	Unless otherwise indicated below, the persons listed in the table noted above have the sole right to vote and to dispose of the common shares of the Company listed in that person’s name.
(2)

Includes shares issuable pursuant to stock options exercisable within 60 days after March 15, 2011 as follows: Mr. Aschinger, 38,000; Mr. Bair, 165,000; Mr. Brussell, 38,000; Mr. Cathey, 28,000; Mr. Harper, 103,000; Mr. O’Leary, 48,000; Mr. Roberts, 28,000; Mr. Tomashot, 37,500; all directors and executive officers as a group, 485,500.

(3)	Includes 8,000 shares held by Joy S. Bair, the spouse of John D. Bair.

Shareholder Communications with the Board of Directors

The Company’s Board of Directors has always been, and will remain, open to communications from the Company’s shareholders. The following process for communication between shareholders and the Board was established by the Board in February 2004.

If any Company shareholder desires to send a communication to the Board, such shareholder may mail any such communication, on an anonymous or named basis, to any Director or to the Company’s Corporate Secretary (Nicholas J. Tomashot) at the Company’s headquarters at 6600 Port Road, Groveport, Ohio 43125. The Corporate Secretary will review the communication and forward it to such Director or Directors as is appropriate. While the Board certainly makes efforts to respond to communications from the Company’s shareholders, this process will not result in, nor should it be viewed to create, an obligation of a response to any communication. Shareholder proposals must be communicated in accordance with the procedures prescribed by the applicable securities laws and otherwise pursuant to the process described in the section of this proxy statement captioned “Shareholder Proposals” below.

Independent Registered Public Accounting Firm

The Board of Directors, upon the recommendation of the Audit Committee, will select the Company’s independent registered public accounting firm for the year ending December 31, 2011, after the Company’s securities filings for the year ended December 31, 2010 are completed. McGladrey & Pullen, LLP (“McGladrey”) has performed the audit of the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009. A representative of McGladrey is expected to be present at the Annual Meeting and to have an opportunity to make a statement if the representative desires and to respond to appropriate questions.

Fees

“Audit Fees” are the aggregate fees billed by McGladrey for professional services rendered for the audit of the Company’s annual consolidated financial statements and the review of the interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q. In addition, the Company incurred fees in 2009 related to McGladrey’s audit of the Company’s internal control over financial reporting prior to the delay of the effective date of this audit requirement by the SEC in 2009 and the ultimate repeal of this audit requirement by the SEC in 2010. Audit fees totaled $121,000 and $122,000 for the years ended December 31, 2010 and 2009, respectively. No other fees were paid to McGladrey for the years ended December 31, 2010 and 2009.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s pre-approval policies and procedures require the independent registered public accounting firm to seek pre-approval by the Audit Committee of all audit and permitted non-audit services by providing a prior description of the services to be performed and specific fee and expense estimates for each such service. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent registered public accounting firm to ensure that such services are within the parameters approved by the Audit Committee. The Audit Committee approved all of the services performed by McGladrey during the 2010 fiscal year.

Shareholder Proposals

Proposals of shareholders intended to be presented at the 2012 Annual Meeting of shareholders must be received by the Company for inclusion in the proxy statement and form of proxy on or before 120 days in advance of the first anniversary of the date of this proxy statement. Proposals may be no more than 500 words long, including any accompanying supporting statement.

For any proposal that is not submitted for inclusion in next year’s proxy statement, but instead is sought to be presented directly at next year’s Annual Meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal at least 45 days before the one year anniversary of the date this proxy was mailed and advises shareholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) the Company does not receive notice of the proposal prior to 45 days before the one year anniversary of the date this proxy was mailed.

Other Matters

Management does not know of any other matters that may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxy in accordance with their judgment on such matters.

The Company will bear the cost of soliciting proxies. In addition to the use of the mails, officers, directors and regular employees may solicit proxies, personally or by telephone or facsimile. The Company will reimburse banks, brokers and nominees for any out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of shares held by any banks, brokers or nominees.

/s/ Nicholas J. Tomashot
Nicholas J. Tomashot
Corporate Secretary

Appendix A

PINNACLE DATA SYSTEMS, INC.

(the “Company”)

COMPENSATION COMMITTEE CHARTER

(this “Charter”)

1)	The composition of and qualifications of members of the Compensation Committee are as follows:

a)

There shall be a committee of the Board of Directors (the “Board”) known as the Compensation Committee (the “Committee”). The Committee shall be comprised entirely of independent directors, as defined by the rules of the NYSE Amex and the Sarbanes-Oxley Act of 2002, as amended and applicable, (the “NYSE Amex Rules” and the “S-O Act”, respectively), each of whom shall not be an affiliated person of the Company, or any subsidiary thereof, and shall be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment of the Committee member. A majority of the members of the Compensation Committee shall constitute a quorum. The affirmative vote of a majority of the Compensation Committee members present at a meeting at which a quorum is present shall be necessary to constitute the act of the Committee.

b)

The Board shall determine the number of members comprising the Committee, but in no event shall the Committee consist of less than two independent directors. The Committee members may designate one member to serve as Chairman. The Committee members shall be appointed by the Board and shall serve terms of such length as the Board may determine. Committee members shall serve at the pleasure of the full Board. The Compensation Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Compensation Committee, attend any meeting of the Compensation Committee to provide such pertinent information as the Compensation Committee requests.

c)	The Compensation Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

2)

The purpose of the Committee shall be to establish and administer the Company’s compensation programs with respect to its executive management (the CEO and executives carrying titles of Vice President or higher, and reporting directly to the CEO); to review the Committee Charter from time to time for adequacy in light of current conditions and to recommend any appropriate changes to the Board, and to regularly report to the Board on the Committee’s activities and to deliver to its members copies of the Committee’s minutes.

To carry out its purposes, the Committee shall have the following duties and powers:

a)

To annually review executive compensation programs, annually review and approve goals and objectives relevant to CEO compensation and, based on its own evaluation of performance in light of those goals and objectives as well as input from the Board, to establish and approve the total compensation of the CEO and senior executives reporting directly to the CEO.

b)

To administer and make recommendations to the Board with respect to the Company’s incentive-compensation and equity-based compensation and approve stock option and other stock incentive awards for senior executive management.

c)

To review proposed new compensation arrangements, and review and recommend to the Board employment agreements and severance arrangements for senior executive management, including change-in-control provisions, plans or agreements.

d)	To review and discuss with management the Compensation Discussion and Analysis section of the Company’s annual proxy statement, if and as required by the rules of the Securities and Exchange

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Commission and recommend to the Board the inclusion, if required, of the Compensation Discussion and Analysis in the Company’s annual proxy statement.

3)	The Committee shall meet at least two times annually, or more frequently as circumstances dictate.

4)

The Committee shall meet as often as is deemed necessary by its Chairperson or by any two of its Members. Electronic participation in meetings is acceptable if effected in compliance with the Company’s Amended and Restated Code of Regulations. The Committee shall have authority, in its areas of responsibility, to retain at Company expense independent advisors and to approve and require payment of fees of such advisors. In the performance of its duties, the Committee and its Members shall have unrestricted access to management.

5)

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain independent counsel and other experts or consultants at the expense of the Company.

6)

The Company shall indemnify, in accordance with and to the fullest extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceedings, whether civil, criminal, administrative or investigative, (including, without limitation, an action by or in the right of the Company) by reason of his or her acting as a member of the Committee against any liability or expense actually or reasonably incurred by such person; provided that the member acted in good faith and in a manner he or she reasonably believed to be lawful and in or not opposed to the best interests of the Company. This right to indemnity held by the members of the Committee is in addition to any other remedies afforded the members under the Company’s Articles or Code.

7)

The material in this Charter is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, whether made before or after the date this Charter is first included in the Company’s annual proxy statement filed with the Commission and irrespective of any general incorporation language in such filing.

8)	This Charter shall be construed in accordance with and governed by the laws of the State of Ohio.

9)

This Charter may not be amended, modified or supplemented except by a writing signed and adopted by a majority of the then incumbent members of the Committee and approved by the Board. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules, and the Compensation Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities.

Amended and Restated March 2, 2011

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Appendix B

PINNACLE DATA SYSTEMS, INC.

(the “Company”)

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

(this “Charter”)

1)	The composition of and qualifications of members of the Governance and Nominating Committee are as follows:

a)

There shall be a committee of the Board of Directors (the “Board”) known as the Governance and Nominating Committee (the “Committee”). The Committee shall be comprised entirely of independent directors, as defined by the rules of the NYSE Amex (the “NYSE Amex Rules”).

b)

The Board shall determine the number of members comprising the Committee, but in no event shall the Committee consist of less than two independent directors. The Board may designate one member to serve as Chairman. The Committee members shall be appointed by the Board and shall serve terms of such length as the Board may determine. Committee members shall serve at the pleasure of the full Board.

2)	The purposes of the Committee are:

a)	to develop and recommend to the Board a set of corporate governance principles applicable to the Company;

b)	to identify individuals qualified to become directors and to recommend that the Board select the candidates for all directorships to be filled by the Board or by the Company’s shareholders;

c)	to review and to make recommendations to the Board with respect to any shareholder proposal that relates to corporate governance, including a director nomination by a shareholder; and

d)	to otherwise take a leadership role in shaping the corporate governance of the Company.

3)	To carry out its purposes, the Committee shall have the following duties and powers:

Board Selection, Composition and Evaluation

a)	to establish criteria for the selection of new directors to serve on the Board;

b)

to identify individuals believed to be qualified as candidates to serve on the Board and recommend that the Board select the candidates for all directorships to be filled by the Board or by the shareholders at an annual or special meeting;

c)	to review and make recommendations to the full Board whether members of the Board should stand for re-election;

d)	to conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates to serve on the Board;

e)	to develop and recommend to the Board for its approval, and to oversee, an annual (or such other frequency as circumstances dictate) self-evaluation process of the Board and its committees;

f)

to review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board in order to ensure that the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds;

Committee Selection and Composition

g)	to recommend members of the Board to serve on the committees of the Board. In making such recommendations, the Committee shall, to the extent required by the NYSE Amex Rules, and may, to

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the extent it otherwise deems appropriate, consider whether the service of a member of the Board as a member of the boards of directors of other companies and/or any committees thereof would impair the ability of such member to effectively serve on any committee of the Board;

h)	to monitor and recommend the purpose, structure and operations of the various committees of the Board and the qualifications and criteria for membership on each committee of the Board;

Corporate Governance

i)

to recommend to the Board a set of corporate governance principles applicable to the Company and to oversee implementation of those principles, and to keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments as may be appropriate;

j)	to consider policies relating to meetings of the Board, which may include meeting schedules and locations, meeting agendas and procedures for delivery of materials in advance of meetings;

Reporting

k)	to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary and appropriate; and

Other

l)	to review such other matters as may be appropriately delegated to the Committee by the Board.

4)	The Committee shall meet at least two times annually, or more frequently as circumstances dictate.

5)

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and terminate independent counsel to the Committee, any search firm used to identify director candidates, and other experts or consultants, as it deems appropriate, at the expense of the Company.

6)

In addition to the duties stated in this Charter, the Committee shall undertake such additional activities within the scope of its primary function as the Committee may from time to time determine or as may otherwise be required by law, NYSE Amex Rules, the Company’s Articles of Incorporation (“Articles”), Code of Regulations (“Code”) or the Board.

7)

The Company shall indemnify, in accordance with and to the fullest extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceedings, whether civil, criminal, administrative or investigative, (including, without limitation, an action by or in the right of the Company) by reason of his or her acting as a member of the Committee against any liability or expense actually or reasonably incurred by such person; provided that the member acted in good faith and in a manner he or she reasonably believed to be lawful and in or not opposed to the best interests of the Company. This right to indemnity held by the members of the Committee is in addition to any other remedies afforded the members under the Company’s Articles or Code.

8)

The material in this Charter is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, whether made before or after the date this Charter is first included in the Company’s annual proxy statement filed with the Commission and irrespective of any general incorporation language in such filing.

9)	This Charter shall be construed in accordance with and governed by the laws of the State of Ohio.

10)	This Charter may not be amended, modified or supplemented except by a writing signed and adopted by a majority of the then incumbent members of the Committee and approved by the Board.

By Order of the Board of Directors

Amended and Restated: March 2, 2011

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Exhibit A

FIRST AMENDMENT TO THE

PINNACLE DATA SYSTEMS, INC.

2005 EQUITY INCENTIVE PLAN

1. Background. This First Amendment (the “First Amendment”) to the Pinnacle Data Systems, Inc. 2005 Equity Incentive Plan (the “2005 Plan”) is adopted for the purpose of including non-employee Directors as Participants under the 2005 Plan. Capitalized terms used in this First Amendment but not separately defined shall have the meanings given such terms in the 2005 Plan.

2. Amendments. The 2005 Plan is hereby amended as follows:

(a)	Section 1 of the 2005 Plan is amended to add “, Directors” after “Employees” in clause (b) of such Section.

(b)	The definition of “Incentive Stock Option” in Section 2(u) of the 2005 Plan is hereby amended to add the following sentence to the end of such Section:

“Incentive Stock Options may be granted only to Employees.”

(c)	The definition of “Service Provider” in Section 2(rr) of the 2005 Plan is hereby amended to add “, Director” after “Employee” in such definition.

(d)	Section 6(a)(ii) of the 2005 Plan is hereby amended to add the following phrase to the end of the first sentence of such Section:

“; provided that Incentive Stock Options may be granted only to Employees.”

Other than as provided above, the remainder of the 2005 Plan shall remain unchanged and shall remain in full force and effect.

3. Shareholder Approval. This First Amendment shall be subject to, and shall become effective upon, approval by the shareholders of the Company, which shall be obtained within twelve (12) months after the date this Amendment is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

EXA- 1

Exhibit B

PINNACLE DATA SYSTEMS, INC.

2005 EQUITY INCENTIVE PLAN

(Effective May 5, 2005)

1. Purposes of the Plan. The purposes of this Plan are (a) to attract and retain the best available personnel for positions of substantial responsibility for the success of the Company’s business and to align their interest with those of the Company’s shareholders, (b) to provide additional incentive to Employees and Consultants and to align their interest with the success of the Company’s business, and (c) to help finance incentive compensation and make it dependent upon the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Units, Restricted Stock and Stock Appreciation Rights.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Units, Restricted Stock or Stock Appreciation Rights.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Cash Position” means as to any Performance Period, the Company’s level of cash and cash equivalents.

(g) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors; or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its Parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its Parent outstanding immediately after such merger or consolidation.

(h) “Code” means the Internal Revenue Code of 1986, as amended.

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(i) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Pinnacle Data Systems, Inc., an Ohio corporation.

(l) “Consultant” means any natural person, including an advisor, engaged by the Company to render services to the Company.

(m) “Director” means a member of the Board.

(n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o) “Earnings Per Share” means as to any Performance Period, the Company’s or a business unit’s Net Income, divided by a weighted average number of Common Stock outstanding and dilutive common equivalent shares deemed outstanding.

(p) “Employee” means any person, including an Officer or Director, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. Neither service solely as a Director nor payment of a Director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system including, without limitation, The New York Stock Exchange, The NASDAQ National Market, The NASDAQ SmallCap Market or the American Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(s) “Fiscal Year” means the fiscal year of the Company.

(t) “Freestanding SAR” means a Stock Appreciation Right that is granted independent of any Option.

(u) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) “Incumbent Directors” means directors who either (i) are Directors as of the effective date of the Plan, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

(w) “Individual Objectives” means as to a Participant for any Performance Period, the objective and measurable goals set by a process and approved by the Administrator (in its discretion).

(x) “Net Income” means as to any Performance Period, the Company’s or a business unit’s income after taxes.

EXB-2

(y) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(z) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa) “Operating Cash Flow” means as to any Performance Period, the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses.

(bb) “Operating Income” means as to any Performance Period, the Company’s or a business unit’s income from operations but excluding any unusual items.

(cc) “Option” means an Award of a right to purchase Common Stock or Restricted Stock granted pursuant to Section 6 of the Plan.

(dd) “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(ee) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff) “Participant” means the holder of an outstanding Award.

(gg) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) Cash Position, (ii) Earnings Per Share, (iii) Individual Objectives, (iv) Net Income, (v) Operating Cash Flow, (vi) Operating Income, (vii) Return on Assets, (viii) Return on Equity, (ix) Return on Sales, (x) Revenue, and (xi) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the grant date, the Administrator shall determine whether any significant element(s) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant. For example (but not by way of limitation), the Administrator may determine that the measures for one or more Performance Goals shall be based upon the Company’s pro-forma results and/or results in accordance with generally accepted accounting principles.

(hh) “Performance Period” means any Fiscal Year or such other period as determined by the Administrator in its sole discretion.

(ii) “Plan” means this 2005 Equity Incentive Plan.

(jj) “Restricted Stock” means Common Stock acquired pursuant to an Award that is subject to a vesting schedule and the Company’s repurchase option.

(kk) “Restricted Stock Unit” means the right to receive Restricted Stock acquired pursuant to a grant under Section 7 of the Plan.

(ll) “Return on Assets” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets.

(mm) “Return on Equity” means as to any Performance Period, the percentage equal to the Company’s Net Income divided by average shareholder’s equity.

(nn) “Return on Sales” means as to any Performance Period, the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue.

(oo) “Revenue” means as to any Performance Period, the Company’s or business unit’s net sales.

EXB- 3

(pp) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(qq) “Section 16(b)” means Section 16(b) of the Exchange Act.

(rr) “Service Provider” means an Employee or Consultant.

(ss) “Share” means a share of Common Stock or Restricted Stock, as the case may be and as adjusted in accordance with Section 14 of the Plan.

(tt) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that is designated as a Stock Appreciation Right pursuant to Section 8 of the Plan.

(uu) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(vv) “Tandem SAR” means a Stock Appreciation Right that is granted in connection with a related Option, the exercise of which will require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the Stock Appreciation Right will be canceled to the same extent).

(ww) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

(xx) “Total Shareholder Return” means as to any Performance Period, the total return (change in Share price plus reinvestment of any dividends) of a Share.

3. Stock Subject to the Plan.

(a) Number of Shares. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be granted and/or sold under the Plan is the total of (i) any Shares reserved but not issued under the Company’s 1995 Stock Option Plan (the “1995 Plan”); (ii) any Shares returned to the 1995 Plan as a result of termination of awards or repurchase of Shares issued under the 1995 Plan; (iii) 2,000,000 Shares and (iv) an annual increase to be added on the last day of the Fiscal Year beginning in 2005, equal to the lesser of (A) 5% of the Company’s total outstanding Shares on such date, or (B) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares will not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of a SAR, the number of Shares available for issuance under the Plan will be reduced only by the number of Shares actually issued in such payment. If the exercise price of an Award is paid by tender to the Company of Shares owned by the Participant, the number of Shares available for issuance under the Plan will be reduced by the gross number of Shares for which the Award is exercised.

(b) Share Usage. If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock are repurchased by the Company, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

EXB-4

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board, or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, at its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares of Common Stock to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

(vii) to institute an Option Exchange Program;

(viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(x) to modify or amend each Award (subject to Section 24 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(xi) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld;

(xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Awards may be granted to Service Providers; provided, however, that Incentive Stock Options may be granted only to Employees.

EXB- 5

6. Stock Options.

(a) Share Limitations.

(i) No Participant shall be granted, in any Fiscal Year, Options to purchase more than 250,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(ii) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a)(ii), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(iii) If an Option is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

(b) Term of Option. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, is a Ten Percent Holder, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(d) Option Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option that is:

(a) granted to an Employee who, at the time the Incentive Stock Option is granted, is a Ten Percent Holder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; and

(b) granted to any Employee other than a Ten Percent Holder, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(ii) In the case of a Nonstatutory Stock Option, including a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(e) Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of Shares issued pursuant to the exercise of such Option under the circumstances described

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in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition

7. Restricted Stock Units/Restricted Stock.

(a) Grant of Restricted Stock Units or Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units or Restricted Stock to Participants in such amounts as the Administrator shall determine, in its sole discretion, provided that during any Fiscal Year, no Participant will receive grants of Restricted Stock Units/Restricted Stock for more than an aggregate of 250,000 Shares of Restricted Stock. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.

(b) Issue and Vesting Date(s). At the time of the grant of Restricted Stock Units or Restricted Stock, the Administrator shall establish issue and vesting date(s) with respect to the Restricted Stock. The Administrator may divide the Restricted Stock into classes and assign different issue dates or vesting schedules to such classes.

(c) Repurchase Option. Each Restricted Stock Unit or Restricted Stock grant shall be evidenced by an Award Agreement. The Award Agreement will grant the Company a repurchase option with respect to any unvested Shares of Restricted Stock, exercisable upon the voluntary or involuntary termination of the Service Provider’s relationship with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Award Agreement will be the original purchase price paid for the Shares, if any, and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at a rate determined by the Administrator.

(d) Other Restrictions. The Administrator shall impose such other conditions and/or restrictions on the Restricted Stock Units/Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock and/or restrictions under applicable federal or state securities laws.

(e) Rights as a Shareholder. The holder of Restricted Stock shall have the rights equivalent to those of a shareholder and may exercise full voting powers with respect to the Restricted Stock during the restriction period.

(f) Dividends And Other Distributions. During the period of restriction, Participants holding Restricted Stock granted hereunder may, if the Administrator so determines, be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Administrator may apply any restrictions to the dividends that the Administrator deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock granted to a Participant is designed to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Administrator may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility therefor.

8. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion, provided that during any Fiscal Year, no Participant will be granted SARs covering more than 250,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14. The Administrator may grant Freestanding SARs, Tandem SARs, or any combination thereof.

(b) Base Value and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan. The base value of Tandem SARs will equal the exercise price of the related Option; provided, however, that the base value

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of a SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date. A SAR may be exercised for all or any portion of the Shares as to which it is exercisable; provided, that no partial exercise of a SAR shall be for an aggregate base value of less than $1,000. The partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(c) Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR will be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR will be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option.

(d) Exercise of Freestanding SARs. Freestanding SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in Shares of equivalent value to an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the base value; and

(ii) The number of Shares with respect to which the SAR is exercised.

(f) Other Provisions. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

9. Performance-Based Restrictions on Awards. Any Award granted under the Plan may vest subject to the satisfaction of one or more performance objectives. The Administrator may set performance objectives, in its sole discretion, and the time period during which the performance objectives must be met will be called the “Performance Period.”

(a) General Performance Objectives. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Administrator in its discretion.

(b) Section 162(m) Performance Objectives. For purposes of qualifying Awards as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may determine that the performance objectives applicable to Awards will be based on the achievement of Performance Goals. The Performance Goals will be set by the Committee on or before the latest date permissible to enable the Awards to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards which are intended to qualify under Section 162(m) of the Code, the Committee will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Awards under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Exercise of Awards.

(a) Procedure for Exercise. Any Award granted under the Plan shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Award may not be exercised for a fraction of a Share. An Award shall be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Award, and (B) full payment, as

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required by the Award Agreement and the Plan, for the Shares with respect to which the Award is exercised. Shares issued upon exercise of an Award shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse and/or to a trust if, under Code Section 671 and applicable state law, the Participant remains the beneficial owner of the Shares. Exercising an Award in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for issuance under the Award, by the number of Shares as to which the Award is exercised.

(b) Rights as a Shareholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

(c) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise, as applicable, his or her Award to the extent that the Award is vested on the date of termination, within three (3) months following the Participant’s termination or, in the case of an Award other than an Incentive Stock Option, a greater/lesser period if specified in the Award Agreement (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). If, on the date of termination, the Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award shall revert to the Plan; provided, however, that unvested Shares of Restricted Stock shall not automatically revert to the Plan but shall be subject to the Company’s repurchase option as provided in the Award Agreement. If, after termination, the Participant does not exercise his or her Award, as applicable, within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

(d) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise, as applicable, his or her Award, to the extent that the Award is vested on the date of termination, within twelve (12) months following the Participant’s termination or, in the case of an Award other than an Incentive Stock Option, a greater/lesser period if specified in the Award Agreement (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). If, on the date of termination, the Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award shall revert to the Plan; provided, however, that unvested Shares of Restricted Stock shall not automatically revert to the Plan but shall be subject to the Company’s repurchase option as provided in the Award Agreement. If, after termination, the Participant does not exercise his or her Award, as applicable, within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

(e) Death of Participant. If a Participant dies while a Service Provider, the Award may be exercised, as applicable, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator, to the extent that the Award is vested on the date of termination, within twelve (12) months following the transfer of the Award to the Participant’s designated beneficiary(ies) or estate or a greater/lesser period if specified in the Award Agreement (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). If no such beneficiary has been designated by the Participant, then such Award may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Award is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If, at the time of death, Participant is not vested as to his or her entire Award, the Shares covered by the unvested portion of the Award shall immediately revert to the Plan; provided, however, that unvested Shares of Restricted Stock shall not automatically revert to the Plan but shall be subject to the Company’s repurchase option as provided in the Award Agreement. If the Award is not so exercised, as applicable, within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.

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11. Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Award, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(a) cash;

(b) check;

(c) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (i) have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(d) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(e) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(f) any combination of the foregoing methods of payment; or

(g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

12. Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

13. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of any leave of absence approved by the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. Adjustments Upon Changes in Capitalization, Merger or Change in Control.

(a) Changes in Capitalization. The number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, the number of Shares that may be added annually to the Plan pursuant to Section 3(a), the number of Shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Award, and the numerical Share limits in Sections 3(a), 6(a), 7(a) and 8(a) shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no

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adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Restricted Stock shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise his or her Awards as to all Shares covered thereby, including Shares as to which such Awards would not otherwise be vested or exercisable. All restrictions on Restricted Stock or other vesting criteria will lapse, as determined by the Board. In addition, if an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award shall be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals, will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15. No Effect on Employment or Service. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause.

16. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

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17. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. Withholding Taxes.

(a) Cash. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

(b) Shares. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Administrator, in its sole discretion, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares having a value equal to the amount of tax to be withheld. Such Shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. All elections by a Participant to have Shares withheld for these purposes shall be made in such form and under such conditions as the Administrator may deem necessary or advisable. The Company shall not be required to issue any Shares under the Plan until such tax obligations are satisfied.

21. Notification of Election Under Section 83(b) of The Code. If any Participant shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

22. Escrow. Each share of Restricted Stock issued pursuant to the terms of the Plan which has not vested shall be held in escrow pursuant to the terms of the Award Agreement. The Company may retain the certificates representing the Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

23. Shareholder Approval. The Plan shall be subject to, and shall become effective upon, approval by the shareholders of the Company, which shall be obtained within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws. The Plan shall continue in effect for a term of ten (10) years from its effective date unless terminated earlier under Section 24 of the Plan.

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24. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

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☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Class I Directors – The Board of Directors recommends a vote FOR the listed nominees.

1.	Nominees

	For	Withhold		For	Withhold
01 – Carl J. Aschinger, Jr.	☐	☐	02 – Benjamin Brussell	☐	☐

	For	Withhold
03 – Hugh C. Cathey	☐	☐

B Amendment to Equity Incentive Plan – The Board of Directors recommends a vote FOR the following proposal:

2.	To adopt an amendment to the Pinnacle Data Systems, Inc. 2005 Equity Incentive Plan to include non-employee directors as eligible recipients of grants under the Plan.

For	Against	Abstain
☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

C Non-Voting Items

Change of Address – Please print new address below.

D Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide FULL title as such.

Signature 1 - Please keep signature within the box	Signature 2 -Please keep signature within the box	Date (mm/dd/yyyy)

Proxy – PINNACLE DATA SYSTEMS, INC.

2011 ANNUAL MEETING

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John D. Bair, with full power of substitution, proxy to vote and act with respect to all common shares, without par value (the “Shares”), of Pinnacle Data Systems, Inc., an Ohio corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Company’s headquarters located at 6600 Port Road, Groveport, Ohio 43125 on Monday, May 9, 2011, at 9:00 a.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if present in person, on the proposals listed on the reverse side and any other matters that may properly come before the Annual Meeting.

The shares represented by this Proxy will be voted upon the Election of Directors listed on the reverse side in accordance with the instructions given by the undersigned, but if no instructions are given, this Proxy will be voted to elect all directors as set forth in Item 1 on the reverse and in the discretion of the proxy, on any other matters which may properly come before the Annual Meeting or any adjournments thereof.